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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)   September 12, 1997
                                                  ------------------------

                             Global DirectMail Corp
                             ----------------------
             (Exact name of registrant as specified in its charter)

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
             Delaware                      1-13792              11-3262067
             --------                      -------              ----------
 (State or other jurisdiction of       (Commission File       I.R.S.Employer
 incorporation or organization)            number           Identification No.)
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              22 Harbor Park Drive, Port Washington, New York 11050
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (516) 625-1555
                                                    -----------------


                                   Page 1 of 4
                             Exhibit Index at Page 4

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ITEM 5. OTHER EVENTS

    a) On September 12, 1997 Global DirectMail Corp, a Delaware corporation ("Global") signed a definitive agreement (the "Purchase Agreement") to acquire, through a wholly owned subsidiary of Global, substantially all of the assets, and assume certain liabilities, of Infotel, Inc. ("Infotel"), a privately held Ohio corporation, for $40 million in cash and 375,000 shares of Global's common stock (valued at approximately $8.3 million based on $22.125 per share, the New York Stock Exchange closing price of Global's common stock on September 12, 1997), payable at closing. Pursuant to the Purchase Agreement an additional $12 million in cash consideration may be payable to Infotel contingent upon the achievement of certain earnings targets. No outside financing is contemplated as part of the transaction.

        Infotel, located in Fletcher, Ohio, markets and sells under the trade names Infotel and Midwest Micro, brand name computers and computer related products by direct mail and also assembles and sells its own brand of personal computers. Infotel's senior management including Mark Runkle, its co-founder and CEO, will continue to manage the acquired business of Infotel as a subsidiary of Global.

    b) On September 15, 1997 Global announced that it will incur a one-time after-tax charge of $6 million, or $0.16 per share during the third quarter ending September 30, 1997. The one-time charge relates to the impairment of long-term assets, specifically goodwill, computer equipment and operating software and certain other long-term assets. In addition, Global announced that the third quarter will also include a confined, one-time impact on August revenues and costs resulting from the United Parcel Services labor action which occurred at the beginning of August.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Date: September 26, 1997         Global DirectMail Corp


                                        By:  /s/ HOWARD KOHOS
                                             _______________________
                                             Howard Kohos
                                             Chief Accounting Office (Principal
                                             Accounting Officer)



                                   Page 3 of 4


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                                  EXHIBIT INDEX

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EXHIBIT
NUMBER                            DESCRIPTION OF EXHIBIT                       PAGE
-------                           ----------------------                       ----

10.1         Asset Purchase Agreement dated September 12, 1997 among
               Infotel, Inc., Mark L. Runkle, Midwest Micro Corp.
               and Global DirectMail Corp

99.1         Press release of Global DirectMail Corp
               dated September 15, 1997.

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                                   Page 4 of 4



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